UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 6, 2005

Reynolds American Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-32258	20-0546644
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

401 North Main Street, Winston-Salem, North Carolina		27102-2990
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	336-741-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 6, 2005, Reynolds American Inc., referred to as RAI, announced that its board of directors elected Michael S. Desmond as Senior Vice President and Chief Accounting Officer. Prior to this election, Mr. Desmond, age 38, served as Senior Vice President and Chief Accounting Officer – Designate, since he commenced his employment with RAI on April 4, 2005.

Mr. Desmond’s offer letter with RAI provides for a sign-on bonus of $100,000, an annual base salary of $325,000 and a potential annual bonus of up to 50% of his annual base salary under RAI’s Annual Incentive Award Plan. For 2005, the bonus will be prorated based upon the total number of months Mr. Desmond was employed by RAI. Under RAI’s Long-Term Incentive Plan, Mr. Desmond will receive a 2005 grant with an estimated target value upon vesting in three years of $487,500. The grant will be 50% in the form of performance shares, the value of which is based on the value of RAI common stock, and 50% in the form of performance units, with a value of $1 each. Mr. Desmond is also eligible for coverage under RAI’s benefits plans and relocation program. In addition, if during the course of Mr. Desmond’s employment with RAI, he is involuntarily terminated for any reason other than cause, he will receive severance benefit in an amount equal to two years pay (defined as base salary and bonus at time of termination).

Prior to joining RAI, Mr. Desmond was a partner in audit and enterprise-risk services at Deloitte & Touche LLP, which he joined in 2002. Prior to that, he served as a partner at Arthur Andersen LLP in audit and business advisory services, having joined that firm in 1988. Mr. Desmond is a member of the Accounting Advisory Board of Appalachian State University.

RAI also announced that with the election of Mr. Desmond as Senior Vice President and Chief Accounting Officer, Thomas R. Adams would no longer serve in that role, but would exclusively perform his duties as Senior Vice President-Business Processes for R. J. Reynolds Tobacco Company, a position to which he was previously named, to lead key strategic initiatives related to business processes.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reynolds American Inc.

May 6, 2005	By:	/s/ Dianne M. Neal

Name: Dianne M. Neal
Title: Executive Vice President and Chief Financial Officer